Accounting policies	12 Months Ended
Dec. 31, 2021
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Accounting policies
Accounting policies
IFRS 15 “Revenue recognition and deductions from revenue”
The Group derives its revenues by making, selling and distributing ready to drink beverages. The revenue from the sale of products is recognised at the point in time at which control passes to a customer, typically when products are delivered to a customer. A receivable is recognised by the Group at the point in time at which the right to consideration becomes unconditional.
The Group uses various promotional programmes under which rebates, refunds, price concessions or similar items can be earned by customers for attaining agreed upon sales levels or for participating in specific marketing programmes. Those promotional programmes do not give rise to a separate performance obligation. Where the consideration the Group is entitled to varies because of such programmes, it is deemed to be variable consideration. The related accruals are recognised as a deduction from revenue and are not considered distinct from the sale of products to the customer. Variable consideration is only included to the extent that it is highly probable that the inclusion will not result in a significant revenue reversal in the future normal commercial terms.
Financing elements are not deemed present in our contracts with customers as the sales are made with credit terms not exceeding normal commercial terms. Taxes on sugared soft drinks, excise taxes and taxes on packaging are recorded on a gross basis (i.e. included in revenue) where the Group is the principal in the arrangement. Value added taxes are recorded on a net basis (i.e. excluded from revenue). The Group assesses these taxes and duties on a jurisdiction by jurisdiction basis to conclude on the appropriate accounting treatment.
The rest of the accounting policies applied by the Group are included in the relevant notes herein.
New and amended standards and interpretation
The Group has applied the following amendments for the first time in the year ended 31 December 2021.
Interest Rate Benchmark Reform – Phase 2 – amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16
The amendments provide temporary reliefs which address the financial reporting effects when an interbank offered rate (IBOR) is replaced with an alternative nearly risk-free interest rate (RFR). The amendments include the following practical expedients:
•A practical expedient to require contractual changes, or changes to cash flows that are directly required by the reform, to be treated as changes to a floating interest rate, equivalent to a movement in a market rate of interest;
•Permit changes required by IBOR reform to be made to hedge designations and hedge documentation without the hedging relationship being discontinued; and
•Provide temporary relief to entities from having to meet the separately identifiable requirement when an RFR instrument is designated as a hedge of a risk component.
These amendments had no impact on the consolidated financial statements of the Group. The Group intends to use the practical expedients in future periods if they become applicable.
The Group has not early adopted any other standards, interpretations or amendments that have been issued but are not yet effective. These standards, interpretations or amendments are not expected to have a material impact to the Group in the current or future periods and on foreseeable future transactions.